Exhibit 99.1

Metals Acquisition Corp Shareholders Approve Proposed Business Combination to acquire the CSA Mine and Proposed Merger with Metals Acquisition Limited

Transaction Expected to Close on June 15, 2023

GRAND CAYMAN, Cayman Islands – June 5, 2023 – Metals Acquisition Corp (NYSE: MTAL) (“MAC” or the “Company”) today announced that MAC’s shareholders voted to approve, among other things: (i) its proposed business combination (the “Business Combination”) to acquire from Glencore Operations Australia Pty Limited 100% of the issued share capital of Cobar Management Pty. Limited (“CMPL”), which owns and operates the Cornish, Scottish and Australian mine (the “CSA Mine”); and (ii) its proposed merger (the “Merger”) with Metals Acquisition Limited (“MAC Limited”) to occur immediately prior to the Business Combination.

The vast majority of the votes cast at the meeting voted to approve the Business Combination and the Merger.

MAC Limited will be continuing as the surviving company following the Merger (MAC Limited following the Merger is referred to as “New MAC”). The Business Combination is scheduled to close on June 15, 2023. As a result of the Business Combination, CMPL will become a wholly-owned indirect subsidiary of New MAC. The common stock and warrants of New MAC are set to begin trading on the New York Stock Exchange on June 16, 2023 under the ticker symbols, “MTAL” and “MTAL.WS”, respectively.

The formal results of the vote will be included in a Current Report on Form 8-K to be filed by MAC with the Securities and Exchange Commission.

About Metals Acquisition Corp

MAC was formed as a blank check company for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. The Company is led by Mick McMullen (Chief Executive Officer), Jaco Crouse (Chief Financial Officer) and Dan Vujcic (Chief Development Officer). The Company is focused on green-economy metals and mining businesses in high quality, stable jurisdictions.

Forward-Looking Statements

This press release includes “forward-looking statements.” MAC’s actual results may differ from expectations, estimates, and projections and, consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions (or the negative versions of such words or expressions) are intended to identify such forward- looking statements. These forward-looking statements include, without limitation, MAC’s expectations with respect to future performance of the CSA Mine and anticipated financial impacts and other effects of the proposed Business Combination, the satisfaction of the closing conditions to the proposed transaction and the timing of the completion of the proposed transaction. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from those discussed in the forward-looking statements. Most of these factors are outside MAC’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: the occurrence of any event, change, or other circumstances that could give rise to the termination of the Share Sale Agreement; the outcome of any legal proceedings that may be instituted against MAC following the announcement of the Share Sale Agreement (dated as of March 17, 2022 (as amended by the Deed of Consent and Covenant dated as of November 22, 2022, as supplemented by the CMPL Share Sale Agreement Side Letter, dated as of April 21, 2023, as further supplemented by the CMPL Share Sale Agreement Side Letter, dated May 31, 2023 and as further supplemented by the CMPL Share Sale Agreement Side Letter, dated June 2, 2023 (the “Share Sale Agreement”); the inability to complete the proposed transaction, including due to failure to obtain financing, approval of the shareholders of MAC, certain regulatory approvals, or satisfy other conditions to closing in the Share Sale Agreement; the occurrence of any event, change, or other circumstance that could give rise to the termination of the Share Sale Agreement, or could otherwise cause the transaction to fail to close MAC’s inability to secure the expecting financing for the consideration under the Share Sale Agreement; the inability to obtain or maintain the listing of MAC’s shares following the proposed transaction; the risk that the proposed transaction disrupts current plans and operations as a result of the announcement and consummation of the proposed Business Combination; the ability to recognize the anticipated benefits of the proposed Business Combination, which may be affected by, among other things; the supply and demand for copper; the future price of copper; the timing and amount of estimated future production, costs of production, capital expenditures and requirements for additional capital; cash flow provided by operating activities; unanticipated reclamation expenses; claims and limitations on insurance coverage; the uncertainty in mineral resource estimates; the uncertainty in geological, metallurgical and geotechnical studies and opinions; infrastructure risks; and dependence on key management personnel and executive officers; and other risks and uncertainties indicated from time to time in the final prospectus of MAC for its initial public offering and the definitive proxy statement/prospectus relating to the proposed Business Combination that MAC filed with the SEC, including those under “Risk Factors” therein, and in MAC’s other filings with the SEC. MAC cautions that the foregoing list of factors is not exclusive. MAC cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. MAC does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions, or circumstances on which any such statement is based.

More information on potential factors that could affect MAC’s or CSA Mine’s financial results is included from time to time in MAC’s public reports filed with the SEC, including its Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K as well as the definitive proxy statement/prospectus MAC filed with the SEC in connection with MAC’s solicitation of proxies for the meeting of shareholders to be held to approve, among other things, the proposed Business Combination. If any of these risks materialize or MAC’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that MAC does not presently know, or that MAC currently believes are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect MAC’s expectations, plans or forecasts of future events and views as of the date of this communication. MAC anticipates that subsequent events and developments will cause its assessments to change. However, while MAC may elect to update these forward-looking statements at some point in the future, MAC specifically disclaims any obligation to do so, except as required by law. These forward-looking statements should not be relied upon as representing MAC’s assessment as of any date subsequent to the date of this communication. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Participants in the Solicitation

MAC and its directors and executive officers may be deemed participants in the solicitation of proxies from MAC's shareholders with respect to the Business Combination. MAC stockholders and other interested persons may obtain, without charge, more detailed information regarding the directors and officers of MAC in MAC’s final prospectus for its initial public offering and the definitive proxy statement/prospectus relating to the proposed Business Combination filed with the SEC. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to MAC’s shareholders in connection with the proposed business combination is set forth in the definitive proxy statement/prospectus for the proposed Business Combination. Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed business combination is included in the definitive proxy statement/prospectus filed with the SEC.

No Offer or Solicitation

This press release shall not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the proposed Business Combination. This press release shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

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Contacts

Mick McMullen

Chief Executive Officer

Metals Acquisition Corp

+1 (817) 698-9901

Dan Vujcic

Chief Development Officer

Metals Acquisition Corp

+61 451 634 120